                               EXHIBIT 1.A.(10).

-------------------------------------------------------------------------------
                           PROTECTIVE LIFE'S SURVIVOR
                             VARIABLE UNIVERSAL LIFE
                               APPLICATION PACKET
-------------------------------------------------------------------------------


                                    INCLUDES:

                      DESCRIPTION OF INFORMATION PRACTICES
                      (MUST BE GIVEN TO PROPOSED INSUREDS)

                                   APPLICATION

                               CONDITIONAL RECEIPT

                      DESCRIPTION OF INFORMATION PRACTICES
   (Including Medical Information Bureau Notice and Fair Credit Reporting Act
                                    Notice)

-------------------------------------------------------------------------------
In considering the Proposed Insureds' application for insurance, information from various sources must be considered. These include the results of the Proposed Insureds' physical examination, if required, and any reports Protective Life may receive from doctors and hospitals who have attended the Proposed Insureds.

CONFIDENTIALITY

Information regarding the Proposed Insureds' insurability will be treated as confidential. Protective Life, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If the Proposed Insureds apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such company, the Bureau, upon request, will supply such company with the information it may have in its file.

DISCLOSURE OF INFORMATION TO THIRD PARTIES

Upon receipt of a request from the Proposed Insureds, the Bureau will arrange disclosure of any information it may have in the Proposed Insureds' file. Medical information will be disclosed only to the Proposed Insureds' attending physician. If the Proposed Insureds question the accuracy of information in the Bureau's file, the Proposed Insureds may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is: P.O. Box 105, Essex Station, Boston, MA 02112. Their telephone number is 617-426-3660.

Protective Life or its reinsurers may also release information in its file to other life insurance companies to whom the Proposed Insureds may apply for life and health insurance, or to whom a claim for benefits may be submitted.

INVESTIGATIVE REPORT

As part of our procedures for processing the Proposed Insureds' insurance application, an investigative consumer report may be prepared by one or more of the commercial agencies offering this service whereby information is obtained through personal interviews with the Proposed Insureds' neighbors, friends, or others with whom the Proposed Insureds are acquainted. This inquiry includes information as to character, general reputation, personal characteristics, and mode of living except as may be related directly or indirectly to the Proposed Insureds' sexual orientation. The Proposed Insureds have the right to be personally interviewed if we order an investigative consumer report. The Proposed Insureds also have the right to receive a copy of the report by making a written request to Protective Life within a reasonable period of time to receive additional, detailed information about the nature and scope of the investigation.

PRIVILEGED INFORMATION

As a general practice, we will not disclose personal or privileged information about the Proposed Insureds to anyone else without the Proposed Insureds' consent, unless a legitimate business need exists or disclosure is required or permitted by law. The Proposed Insureds are entitled, upon request, to receive a more detailed statement of our information practices. The Proposed Insureds also have the right to ask about personal information which we may have in our files and the right to seek a correction of information the Proposed Insureds think is wrong.

FOR MORE INFORMATION

Ask your Registered Representative for assistance, or call or write us at:
Protective Life Insurance Co., Variable Life Services, P.O. Box 830771, Birmingham, AL 35283-0771, Telephone (800) 265-1545

                 THIS NOTICE MUST BE GIVEN TO PROPOSED INSUREDS

-------------------------------------------------------------------------------

PROTECTIVE LIFE'S SURVIVOR
VARIABLE UNIVERSAL LIFE APPLICATION

-------------------------------------------------------------------------------
1.  NAME OF PROPOSED JOINT INSURED 1


-------------------------------------------------------------------------------
    First                         Middle                              Last

-------------------------------------------------------------------------------
    Birthdate                State of Birth        Driver's License # and State

-------------------------------------------------------------------------------
    Sex                   Marital Status           Social Security #

-------------------------------------------------------------------------------
    Residence Address

-------------------------------------------------------------------------------
    City                                           State             Zip

-------------------------------------------------------------------------------
    Home Phone #                                   Occupation

-------------------------------------------------------------------------------
    Years Employed                                 Employer Name/Phone #

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
3.  BENEFICIARIES
    Primary Beneficiary: Full Name, Relationship & Percentage



    Contingent Beneficiary: Full Name, Relationship & Percentage



-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
4.  / / OWNER IF OTHER THAN A PROPOSED INSURED (Owner must sign Page 4)
    / / Payor (if other than Owner - furnish information in Remarks on Page 3)



-------------------------------------------------------------------------------
    Name                         Relationship         Soc. Sec. # or Tax I.D. #



-------------------------------------------------------------------------------
    Address (Street Address - City, State, Zip)



--------------------------------------------------------------------------------
   Phone #

  ALL NOTICES AND REPORTS WILL BE SENT TO THE OWNER UNLESS OTHERWISE SPECIFIED
                                   IN REMARKS.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
5. PLAN INFORMATION Initial Premium $________ Plan of Insurance ____________ Basic Face Amount $_____________ Supplemental Face Amount $____________
    Premium Mode:  / /  Annual    / / Semi-Annual   / / Quarterly    / / PAC
    / /  Level Death Benefit  / / Increasing Death Benefit
    Issue best available Underwriting Class?    /X/ Yes
    Planned Periodic Premium  $____________    Cash With Application  $________


PLEASE MAKE CHECK PAYABLE TO:
PROTECTIVE LIFE INSURANCE COMPANY
VARIABLE LIFE SERVICES
P.O. BOX 830771
BIRMINGHAM, AL 35283-0771


-------------------------------------------------------------------------------
2.  NAME OF PROPOSED JOINT INSURED 2

-------------------------------------------------------------------------------
    First                         Middle                              Last

-------------------------------------------------------------------------------
    Birthdate                State of Birth        Driver's License # and State

-------------------------------------------------------------------------------
    Sex                   Marital Status           Social Security #

-------------------------------------------------------------------------------
    Residence Address

-------------------------------------------------------------------------------
    City                                           State             Zip

-------------------------------------------------------------------------------
    Home Phone #                                   Occupation


-------------------------------------------------------------------------------
    Years Employed                                 Employer Name/Phone #

-------------------------------------------------------------------------------

  6. REGARDING ALL PERSONS PROPOSED FOR INSURANCE:
     PLEASE ANSWER ALL QUESTIONS. IF QUESTION #6a IS ANSWERED "YES" DO NOT ACCEPT CASH OR GIVE A CONDITIONAL
     RECEIPT WITH THIS APPLICATION. IF ANY QUESTION BELOW IS ANSWERED "YES", GIVE DETAILS UNDER QUESTION 7.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               INSURED 1   INSURED 2
                                                                                                               YES  NO     YES  NO
  a. Within the past 5 years have you been treated for cancer, diabetes, cardiovascular disease, stroke, central nervous system disorders, muscular
     disorders or respiratory disorders?....................................................................../ /  / /    / /  / /
  b. During the past 5 years have you consulted a physician or visited a clinic or
     hospital as a patient?.................................................................................../ /  / /    / /  / /
  c. Will the policy applied for replace or change any life insurance or annuity in
     force?.................................................................................................../ /  / /    / /  / /
  d. Do you have an application pending in another company?  (If yes, give company and
     amount in Remarks)......................................................................................./ /  / /    / /  / /
  e. Has any life or health insurance applied for ever been declined, postponed or
     offered other than applied for?........................................................................../ /  / /    / /  / /
  f. Have you piloted or been a crew member aboard an aircraft within the past 2 years
     or have any intention of becoming a pilot?.............................................................../ /  / /    / /  / /
  g. Have you ever participated in a sport or avocation such as racing, hang gliding,
     scuba, sky or skin diving?.............................................................................../ /  / /    / /  / /
  h. Have you used tobacco or nicotine of any kind over the last 12 months?.................................../ /  / /    / /  / /
  i. Within the last 5 years have you had a DUI conviction, had your driver's license
     restricted or revoked, or been cited for more than two moving violations?................................/ /  / /    / /  / /
  j. Within the last 10 years, have you been convicted of a felony?.........................................../ /  / /    / /  / /
  k. Do you have any intention of traveling or residing outside the U.S. or Canada
     within the next two years?.............................................................................../ /  / /    / /  / /
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  7. DETAILS OF ALL "YES" ANSWERS

           Insured No.                     Details, Diagnosis,                    Names & Address of Doctors, Hospitals
   Item     (1 or 2)      Date/Duration    Treatment, Medication, Results         & Medical Facilities Consulted
--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------

--------  -------------  ----------------  -------------------------------------  ------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  8. LIFE INSURANCE IN FORCE (INCLUDING BUSINESS INSURANCE): (If none, insert "none")

   Insured No.                                        Year       Life         Accidental Death    Existing Loan?        To Be
     (1 or 2)                     Company            Issued     Amount          Amount            State Amount        Replaced?
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

SVUL-1040A 1/00                           2

--------------------------------------------------------------------------------
  9. TOTAL PREMIUM PAYMENT: $____________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  10. PREMIUM PAYMENT ALLOCATION: Select the allocation for your premium payments. (MAXIMUM OF 10 FUND SELECTIONS. IF NO ALLOCATION IS SPECIFIED, ALL PROCEEDS WILL BE ALLOCATED TO THE OPPENHEIMER MONEY FUND/VA.)

   -------------------------------------------------------------------------
                    MODEL PORTFOLIOS (CHECK BELOW)
         ___  Aggressive Growth      ___  Growth and Income
         ___  Growth                 ___  Balanced
   -------------------------------------------------------------------------

                        TOTAL ALLOCATION MUST EQUAL 100%

 GOLDMAN SACHS/PIC                          VAN KAMPEN LIFE INVESTMENT TRUST
 ___% International Equity                  ___%  Emerging Growth
 ___% Small Cap Value                       ___%  Enterprise
 ___% Capital Growth                        ___%  Comstock
 ___% CORE-SM- U.S. Equity                  ___%  Growth and Income
 ___% Growth and Income                     ___%  Strategic Stock
 ___% Global Income                         ___%  Asset Allocation


 MFS                                        OPPENHEIMER FUNDS
 ___% New Discovery                         ___% Global Securities/VA
 ___% Emerging Growth                       ___% Aggressive Growth/VA
 ___% Research                              ___% Capital Appreciation/VA
 ___% Utilities                             ___% Main Street Growth &
 ___% Growth                                           Income/VA
 ___% Growth with Income                    ___% Strategic Bond/VA
 ___% Total Return                          ___% High Income/VA
                                            ___% Money Fund/VA


 VAN ECK
 ___% Worldwide Hard Assets
 ___% Worldwide Real Estate                 CALVERT
                                            ___% Social Small Cap Growth
                                            ___% Social Balanced
 OTHER
 ___% __________________
 ___% __________________
 ___% __________________                   PROTECTIVE LIFE
 ___% __________________                   GENERAL ACCOUNT
 ___% __________________                   ___% Fixed Account
 ___% __________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 11. PORTFOLIO REBALANCING

Rebalancing to begin on ____day of ______month (1ST - 28TH)

Rebalancing should occur:  / / Quarterly   / / Semi-Annually   / / Annually

THE VARIABLE CONTRACT VALUE WILL BE AUTOMATICALLY REBALANCED TO THE CURRENT ALLOCATIONS. THEREFORE, AMOUNTS PREVIOUSLY ALLOCATED TO SPECIFIC FUNDS WILL
ALSO BE REBALANCED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  12. DOLLAR COST AVERAGING (Restrictions may apply)

  Transfer the amount indicated below   (MINIMUM $100)

 / / Monthly  / / Quarterly   ______ Months (MINIMUM 12 MONTHS)

 Day of Month________________ (1ST - 28TH)

From Source Fund:  _____________    Amt. $___________

To Destination Fund                      Amount

  ------------------------------    $---------------

  ------------------------------    $---------------

  ------------------------------    $---------------

  ------------------------------    $---------------

  ------------------------------    $---------------

 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  13. ADDITIONAL BENEFITS/RIDERS

  --------------------------------------------------------------

  --------------------------------------------------------------

  --------------------------------------------------------------

  --------------------------------------------------------------

  --------------------------------------------------------------

  --------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  14. TELEPHONE TRANSFERS PROTECTIVE LIFE WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING ON TELEPHONE INSTRUCTIONS.

 / / By checking this box, I/we authorize the Company to honor telephone instructions to transfer account values among Sub-Accounts, subject to the conditions of the prospectus.
 / / By checking this box, I/we authorize the Registered Representative who signs this application to transfer account values among Sub-Accounts, subject to the conditions of the prospectus.

       MAIDEN NAME OF MOTHER OF PROPOSED INSURED 1 (IN  QUESTION #1) __________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  REMARKS:




--------------------------------------------------------------------------------
  HOME OFFICE ENDORSEMENT: (NOT TO BE USED IN KY, MD, MN, OR, PA, WV OR WI.)




--------------------------------------------------------------------------------
SVUL-1040A 1/00                         3

--------------------------------------------------------------------------------
PROCESSING PROCEDURES: Depending on the amount of insurance, Protective Life will contact you to collect answers to pertinent medical information or a paramedical organization will handle these requirements by a medical exam and/or tests. Protective Life may call you regarding an investigative consumer report.

    THE MOST CONVENIENT PLACE TO CALL:  / / Home  / / Business
    BEST DAYS:  / / Mon. / /  Tue. / /  Wed. / /  Thur. / /  Fri.
    BEST TIME:  / / Morning   / / Afternoon  / /  Evening
--------------------------------------------------------------------------------

DECLARATIONS: Each of the undersigned declares that all statements and answers made in all parts of this application are full, complete, and true to the best of each person's knowledge and belief. It is agreed that:

     (a) All such statements and answers shall be the basis of any insurance issued.

     (b) No agent or medical examiner can make, alter or discharge any contract, accept risks, or waive the Company's rights or requirements.

     (c) No insurance shall take effect unless: (1) a policy is delivered to the Owner; (2) the full first premium is paid while the Proposed Insureds are alive; and (3) there has been no change in health and insurability from that described in this application. However, if the premium is paid as set forth in the attached Conditional Receipt Agreement and that Agreement is delivered to the Owner, the terms of the Conditional Receipt Agreement shall apply.

     (d) Acceptance of a policy by the Owner shall constitute ratification of any changes made by the Company under "Home Office Endorsements." In those states where it is required, changes as to plan, amount, age at issue, classification or benefits will be made only with the Owner's written consent.

AUTHORIZATION: The Proposed Insureds hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medically related facility, insurance company, the Medical Information Bureau (MIB), consumer reporting agencies (CRA) or other organization, institution or person, that has any records or knowledge of their health, to give to Protective Life Insurance Company (Protective Life), its CRA or its reinsurer any such information. A photographic copy of this authorization shall be as valid as the original. Protective Life can give information to its affiliates, the MIB, consumer reporting agencies, and its reinsurers. Protective Life can also give it to persons doing services for it, or to other insurers. This is true only if it is in connection with my/our application. Protective Life can disclose non-sensitive information to the agent representing me/us on this application only when it is necessary to provide an explanation of the reasons for the Company's decision to require special underwriting requirements or whenever my/our application cannot be approved as applied.

We also hereby authorize Protective Life to draw and test our blood and urine as may be necessary to underwrite our application for insurance coverage. The tests to be performed may include, but are not limited to, tests for cholesterol and related blood lipids, diabetes, liver or kidney disorders, and the presence of antibodies to the Human Immunodeficiency Virus (HIV) that has been associated with Acquired Immune Deficiency Syndrome (AIDS). Without a court order, state or federal law to the contrary, or a written authorization by us, these blood and urine test results will be held in the strictest confidence and made known only to Protective Life, its reinsurers, MIB. Protective Life can also give these tests results to other insurers. This is true only if it is in connection with my/our application. This authorization shall be valid for 30 months from the date shown below, or, in the event of a claim for benefits, the duration of such claim. Upon request, I/we or my/our authorized representative will be given a copy of this authorization. Protective Life may, but is not obligated to, release these results directly to me/us or my/our spouse(s). Where state and federal regulations exist governing release of these tests, those regulations will apply.

                                                                                             INSURED 1    INSURED 2
                                                                                             YES   NO     YES   NO

DO YOU WANT TO BE INTERVIEWED IF AN INVESTIGATIVE CONSUMER REPORT WILL BE MADE?              / /  / /     / /  / /
DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE NEEDS AND FINANCIAL OBJECTIVES?     / /  / /     / /  / /
DID YOU RECEIVE THE PROSPECTUS FOR THE POLICY APPLIED FOR AND THE PROSPECTUS FOR EACH OF
THE FUNDS?                                                                                   / /  / /     / /  / /

DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH BENEFIT AND THE AMOUNT OF
POLICY VALUES MAY VARY, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNTS?     / /  / /     / /  / /
DO YOU UNDERSTAND THAT THE DEATH BENEFIT WILL BE PAID UPON THE DEATH OF THE LAST SURVIVOR
OF THE JOINT INSUREDS?                                                                       / /  / /     / /  / /

ANY PERSON WHO KNOWINGLY WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR
STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING
ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL
PENALTIES.
------------------------------------------------------------------------------------------------------------------------------------

        YOUR POLICY IS SUBJECT TO A BINDING ARBITRATION PROVISION. SEE YOUR POLICY FOR COMPLETE DETAILS.

 Signed At ___________________________________________________      Date ___________________________________________________________
                         (City and State)

 _____________________________________________________________      (X)  ___________________________________________________________
 Witness to:   / /All Signatures  / /Signature of Insured 1                   Proposed Insured 1 (Sign Name in Full)
               / /Insured 2
                                                                    (X)  ___________________________________________________________
                                                                              Proposed  Insured 2 (Sign  Name in Full)

 _____________________________________________________________      (X)  ___________________________________________________________
 Witness to:  / /Signature of Insured 1 / / Insured 2  / /Owner               *Owner (LISTED ON PAGE 1, QUESTION 4)

                                                                          PLEASE BE SURE QUESTION 4 IS COMPLETE

   *If Owner is Corporation, Partnership or Trust, a Corporate Officer, Partner or the Trustee must sign and state title
------------------------------------------------------------------------------------------------------------------------------------

SVUL-1040A 1/00

                        REGISTERED REPRESENTATIVE REPORT
              COMPLETE FOR ALL APPLICATIONS AND SEND TO HOME OFFICE

----------------------------------------------------------------------------------------------------------------
1. ANSWER THE FOLLOWING QUESTIONS:

   a.   Will this policy replace or change any existing life insurance policy(s) or annuity(s) or will the premium for this policy be funded by withdrawal(s) from an existing life insurance policy or annuity?
        / /   Yes    / / No

   b.   I have explained to the Proposed Insureds that this policy is not effective until a policy is issued and all of the terms of the
        Conditional Receipt are satisfied.   / / Yes  / / No

   c.   Have you complied with all relevant state requirements, including any
        "disclosure and comparison statements"? / / Yes   / / No

   d.   On the basis of the Proposed Insureds' circumstances (including annual income, net worth, marital and dependent status, long-term objectives and current life insurance program) and their purpose for acquiring this insurance, is the purchase of this insurance suitable?
        / / Yes    / / No

   e.   Estimate of Proposed Insureds' combined income and net worth.

        Financial Information:                       Proposed Insured #1        Proposed Insured #2
         i.  Annual income from occupation           $________________          $_________________
         ii.  Annual income from other sources       $________________          $_________________
         iii. Estimated Net Worth                    $________________          $_________________
         iv.  Tax Bracket                                     _______%                    _______%

   f.   Did you give an illustration to the Proposed Insureds?    / / Yes    / / No
        (Protective Life requires a signed copy of an illustration in order to issue the policy.)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
2. PRINT REGISTERED REPRESENTATIVE INFORMATION

                           Registered Representative #1                            Registered Representative #2

    Name
----------------------------------------------------------------------------------------------------------------
    Signature
----------------------------------------------------------------------------------------------------------------
    Percentage
----------------------------------------------------------------------------------------------------------------
    Street Address
----------------------------------------------------------------------------------------------------------------
    City / State / Zip
----------------------------------------------------------------------------------------------------------------
    Phone Number
----------------------------------------------------------------------------------------------------------------
    Broker / Dealer
----------------------------------------------------------------------------------------------------------------
    Agent Number
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
3. PROCESSING INSTRUCTIONS

   a. Each Proposed Insured must be given the Description of Information
      Practices.

   b. If cash is submitted with the application, complete and sign the Conditional Receipt Agreement on the last page of this application and give to the Proposed Insureds.

   c. Complete and sign any additional forms (e.g. 1035 exchange or state replacement forms, if applicable).

   d. Advise the Proposed Insureds that they will be contacted by a Company
      Representative to collect medical information and/or arrange a time for a paramedical exam.

   e. Please have your Broker Dealer send the complete paperwork to the following address:

                  REGULAR MAIL                                         OVERNIGHT MAIL
                  ------------                                         --------------
                  Protective Life Insurance Co.                        Protective Life Insurance Co.
                  Variable Life Services                               Variable Life Services
                  P.O. Box 830771                                      2801 Highway 280 South
                  Birmingham, Alabama 35283-0771                       Birmingham, Alabama 35223
                  FAX (205) 803-7079                                   Telephone  (205) 879-9230
----------------------------------------------------------------------------------------------------------------

SVUL-1040A 1/00                        5

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                     [LOGO]
                        PROTECTIVE LIFE INSURANCE COMPANY

                                 P.O. BOX 830771
                            BIRMINGHAM, AL 35283-0771

                                                   CONDITIONAL RECEIPT AGREEMENT
-------------------------------------------------------------------------------
THIS AGREEMENT PROVIDES ONLY A LIMITED AMOUNT OF INSURANCE, FOR A LIMITED PERIOD OF TIME, AND THEN ONLY IF ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT ARE MET. NO AGENT OF THE COMPANY CAN ALTER OR WAIVE ANY OF THE PROVISIONS OF THIS AGREEMENT.

RECEIVED: / / Check in the amount of $_____________________________________,
/ / Pre-Authorized Check (PAC) or / / Payroll Deduction Authorization or
/ / Assignment/Transfer of Ownership for Section 1035 Exchange (1035) from ________________________ as conditional payment of the first premium for an insurance policy on the life of Proposed Insureds _______________________.
An application for the policy is being made today to Protective Life Insurance Company. This conditional payment is received under and is subject to the exact conditions set out below, all of which are a part of this Agreement.

ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO PROTECTIVE LIFE INSURANCE COMPANY, DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK. CASH AND MONEY ORDERS WILL NOT BE ACCEPTED.

  ---------------------------------------------------------------------------
  NOTE: Premium may not be collected where the face amount applied for on this application plus any other in force life insurance and accidental death benefits, including those applied for, with this Company on either Insured exceeds $500,000.
  ---------------------------------------------------------------------------

CONDITIONS UNDER WHICH INSURANCE MAY BECOME EFFECTIVE PRIOR TO POLICY DELIVERY

Unless each and every condition below has been fulfilled exactly, no insurance will become effective prior to policy delivery to the Owner:
         (A) on the Effective Date the Proposed Insureds are insurable exactly as applied for under the Company's printed underwriting rules for the plan amount and premium rate class applied for;
         (B) that the amount paid with the application and shown above is equal to the first full premium for the premium rate class applied for; and
         (C) the Proposed Insureds have completed all examinations and/or tests requested by the Company.

EFFECTIVE DATE OF COVERAGE

Insurance issued based on the application will take effect on the latest of:
         (A) the date of the application;
         (B) the date requested in the application; or
         (C) the date of the last of any medical examinations or tests required under the rules and practices of the Company.

AMOUNT OF COVERAGE - $500,000 MAXIMUM

The total amount of insurance which may become effective prior to delivery of the policy to the Owner shall not exceed $500,000. This amount includes other life insurance and accidental death benefits then in force or applied for with this Company.

TERMINATION AND REFUND OF PREMIUM

There shall be no insurance coverage under this Agreement and this Agreement shall be void if:
         (A)  premium payment is
              (1) by check, and it is not honored by the drawee bank upon presentation;
              (2) by PAC, and the deduction is not honored by the drawee bank;
              (3) by PDA and the Employer does not make payroll deductions as authorized by the Employee; or
              (4) by 1035 and the cash surrender value received from the assigned policy(s) is not equal to the first full premium for the premium rate class applied for.
         (B) if the application to which the Agreement was attached is not approved as applied for by the Company within sixty business days from its date, the Company's only liability in such event(s) will be to return any money received.

NOTICE TO THE PROPOSED INSUREDS: You should retain a copy of this Agreement. The Original will be retained by Protective Life.

Date: ______________________________        Agent: ____________________________

Date: ______________________________        Owner: ____________________________
-------------------------------------------------------------------------------

                 WHITE - HOME OFFICE       YELLOW - OWNER

SVUL-1040A 1/00                        6